                                                                    EXHIBIT 10.9

                                                           Execution Counterpart



                                 AMENDMENT NO. 3

                  AMENDMENT NO. 3 to Credit Agreement ("Amendment No. 3") dated as of December 31, 1997, between Lamar Advertising Company (the "Borrower"), the Subsidiary Guarantors party hereto and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

                  The Borrower, the Subsidiary Guarantors, the lenders party thereto (the "Lenders") and the Administrative Agent are parties to a Credit Agreement dated as of December 18, 1996 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the Subsidiary Guarantors and the Administrative Agent with the consent of the Required Lenders (as defined in the Credit Agreement) wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

                  Section 2. Amendments to the Credit Agreement. Subject to the due execution and delivery by the Borrower, the Subsidiary Guarantors and the Administrative Agent of this Amendment No. 3, but effective as of the date hereof (the "Effective Date"), the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Section 7.09(a) of the Credit Agreement is hereby amended to read as follows:

                  "(a) Total Debt Ratio. The Borrower will not permit the Total Debt Ratio at any time during any period below to exceed the ratio set opposite such period below:

                         Period                                          Ratio
                         ------                                          -----
                  From the Effective Date
                    through March 30, 1998                             5.50 to 1

                  From March 31, 1998
                    through December 30, 1998                          5.25 to 1

                  From December 31, 1998
                    through December 30, 1999                          5.00 to 1

                  From December 31, 1999
                    through December 30, 2000                          4.50 to 1

                  From December 31, 2000
                    and at all times thereafter                        4.00 to 1



                  2.03. Section 7.09(c) of the Credit Agreement is hereby amended to read as follows:


                                 Amendment No. 3

                  "(c) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio at any time during the period below to exceed the ratio set opposite such period below:

                         Period                                          Ratio
                         ------                                          -----

                  From the Effective Date
                    through March 30, 1998                             2.00 to 1

                  From March 31, 1998
                    through December 30, 1998                          2.10 to 1

                  From December 31, 1998
                    through December 30, 1999                          2.20 to 1

                  From December 31, 1999
                    and at all times thereafter                        2.40 to 1"


                  Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.


                                                     LAMAR ADVERTISING COMPANY

                                                     By:
                                                        -----------------------
                                                        Title:




                                 Amendment No. 3

                                          SUBSIDIARY GUARANTORS

                                          INTERSTATE LOGOS, INC.
                                          THE LAMAR CORPORATION
                                          LAMAR ADVERTISING OF MOBILE, INC.
                                          LAMAR ADVERTISING OF COLORADO
                                            SPRINGS, INC.
                                          LAMAR ADVERTISING OF SOUTH
                                            MISSISSIPPI, INC.
                                          LAMAR ADVERTISING OF JACKSON, INC.
                                          LAMAR TEXAS GENERAL PARTNER, INC.
                                          LAMAR ADVERTISING OF SOUTH
                                            GEORGIA, INC.
                                          LAMAR TENNESSEE LIMITED PARTNER, INC.
                                          TLC PROPERTIES, INC.
                                          TLC PROPERTIES II, INC.
                                          LAMAR PENSACOLA TRANSIT, INC.
                                          LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                          NEBRASKA LOGOS, INC.
                                          OKLAHOMA LOGO SIGNS, INC.
                                          MISSOURI LOGOS, INC.
                                          OHIO LOGOS, INC.
                                          UTAH LOGOS, INC.
                                          TEXAS LOGOS, INC.
                                          MISSISSIPPI LOGOS, INC.
                                          GEORGIA LOGOS, INC.
                                          SOUTH CAROLINA LOGOS, INC.
                                          VIRGINIA LOGOS, INC.
                                          MINNESOTA LOGOS, INC.
                                          MICHIGAN LOGOS, INC.
                                          NEW JERSEY LOGOS, INC.
                                          FLORIDA LOGOS, INC.
                                          KENTUCKY LOGOS, INC.
                                          NEVADA LOGOS, INC.
                                          TENNESSEE LOGOS, INC.
                                          KANSAS LOGOS, INC.
                                          LAMAR ADVERTISING OF HUNTINGTON -
                                            BRIDGEPORT, INC.
                                          LAMAR ADVERTISING OF PENN, INC.
                                          LAMAR ADVERTISING OF MISSOURI, INC.
                                          LAMAR ADVERTISING OF MICHIGAN, INC.
                                          LAMAR ELECTRICAL, INC.


                                          By:
                                             -----------------------------
                                             Title:

                                          LAMAR TEXAS LIMITED PARTNERSHIP

                                 Amendment No. 3

                                          By:  Lamar Texas General Partner,
                                               Inc., its general partner

                                          By:
                                             -----------------------------
                                             Title:


                                          LAMAR TENNESSEE LIMITED PARTNERSHIP
                                          LAMAR TENNESSEE LIMITED PARTNERSHIP II

                                          By:  The Lamar Corporation, their
                                               general partner

                                          By:
                                             -----------------------------
                                             Title:




                                          LAMAR AIR, L.L.C.

                                          By:  The Lamar Corporation, its
                                               manager

                                          By:
                                             -----------------------------
                                             Title:


                                          MINNESOTA LOGOS, A PARTNERSHIP

                                          By:  Minnesota Logos, Inc., its
                                               general partner

                                          By:
                                             -----------------------------
                                             Title:

                                          TLC PROPERTIES, L.L.C.

                                          By:  TLC Properties, Inc., its manager

                                                     By:
                                     Title:


                                          ADMINISTRATIVE AGENT

                                          THE CHASE MANHATTAN BANK,
                                          as Administrative Agent


                                          By:
                                             -----------------------------
                                             Title: